Stein Roe Advisor Mutual Funds

Annual Report
 Sept. 30, 1997

Growth Funds

Stein Roe Advisor Special Venture Fund

Contents




Performance.......................................................   1
   How the Stein Roe Advisor Special Venture Fund has done over time

Q&A ..............................................................   2
   Interview with the portfolio managers and a summary of investment activity

Investments.......................................................   4
   A complete list of investments with market values

Financial Statements..............................................   7
   Balance sheets, statements of operations and changes in net assets

Notes to Financial Statements.....................................  13

Financial Highlights..............................................  16
   Selected per-share data

Report of Independent Public Accountants..........................  18

Fund Performance*


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).




                                            PAST 1                     LIFE
                                              YEAR                OF FUND(1)

ADVISOR SPECIAL VENTURE FUND                 21.46%                   26.91%
Russell 2000                                 33.19                    23.87




Investment Comparison
COMPARISON of change in value of a $10,000 investment.




                     Advisor Special
  Date                  Venture Fund                Russell 2000

  10/31/94                     10000                       10000
  12/31/94                     10484                        9854
   3/31/95                     11051                       10309
   6/30/95                     11467                       11275
   9/30/95                     12666                       12389
  12/31/95                     13299                       12657
   3/31/96                     14321                       13303
   6/30/96                     15446                       13969
   9/30/96                     16653                       14016
  12/31/96                     17066                       14745
   3/31/97                     15717                       13983
   6/30/97                     18143                       16250
   9/30/97                     20227                       18668

*Historical performance for class K shares for the period prior to Feb. 14, 1997, is based on the performance of SR&F Special Venture Portfolio, restated to reflect the 12b-1 fees and any other expenses applicable to that class, without giving effect to any fee waivers and assuming reinvestment of dividends and capital gains. Historical performance as restated does not represent Advisor Special Venture Fund's future performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Russell 2000 is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment.

1Inception Date: SR&F Special Venture Portfolio -- Oct. 17, 1994. Because index returns are calculated on a monthly basis, the index returns marked "Life of Fund" are calculated from the month-end results that fell closest to SR&F Special Venture Portfolio's inception date.

Fund Data

   Investment Objective:
   Seeks to achieve long-term capital appreciation by investing primarily in a diversified portfolio which invests in entrepreneurially managed companies. The Portfolio emphasizes investments in financially strong small and medium-sized companies based principally on management appraisal and stock valuation. Funds that emphasize investments in smaller companies may experience short-term volatility.

Q&A

An Interview with Dick Peterson and John McLandsborough, portfolio managers for Advisor Special Venture Fund

John McLandsborough joined Dick Peterson as co-portfolio manager of Advisor Special Venture Fund on June 30, 1997.

Q: HOW WAS THE FUND'S SHORT- AND LONG-TERM PERFORMANCE?

A: In our opinion, our strategy of investing in what we believe are well-positioned, entrepreneurially managed companies has been successful over the long term, which we define as three years or more. As of Sept. 30, 1997, Advisor Special Venture Fund posted returns of 21.46 percent for the year and
26.91 percent since its inception three years ago -- our long-term return handily beat the 24.91 percent median peer group return and the 23.87 percent return for the Fund's benchmark index, the Russell 2000.

While under most circumstances a return of 21.46 percent would be considered a successful result, for the one-year period the Fund nonetheless lagged the 29.79 percent return of the Lipper small-cap funds peer group and the 33.19 percent return of the Russell 2000 for the one-year period.

Q: HOW DO YOU INTERPRET YOUR ONE-YEAR RESULTS?

A: The portfolio was underweighted relative to the Russell 2000 in the bank and thrift sector, one of the year's strongest finishers. In addition, we had more exposure to oil and gas stocks, which declined early in the year but recently have recovered nicely.

In addition, with valuations at near-record highs, the year saw a shift in investor interest from growth to value stocks. The disparity between growth and value performance in the last 12 months is dramatically underscored when you look at the growth and value components of the Russell 2000. While there is a value component to our investment style, our historical performance has been more correlated with small-cap growth indices. For the year ended Sept. 30, 1997, the Russell 2000 Value Index returned 42.7 percent, while the Russell 2000 Growth Index returned 23.4 percent -- Advisor Special Venture's return on its equity holdings was roughly in line with the Russell 2000 Growth Index. As a small and recently created fund, however, we typically have held 8 percent to 10 percent in cash reserves against contingencies -- this dampened our return during last year's "hot" stock market.

Q: WHAT STOCKS WERE DISAPPOINTING?

A: We experienced some weakness in the shares of Central European Media (2.5 percent of total net assets), which were negatively affected by regulatory uncertainty and depreciation in the Czech currency. We retained this stock because we think it has outstanding long-term prospects given rising consumer confidence and prosperity in Central and Eastern Europe. For the most part, however, we have eliminated positions in stocks that disappointed as a result of changes in the competitive environment or management. These included Garden Botanika, National Processing, Microware, and Firearms Training Services.

Q: WHERE HAVE YOU FOUND YOUR STRONGEST CONTRIBUTORS?

A: Financial services -- primarily real estate investment trusts (REITs), real estate services, and specialty insurance -- proved to be good sectors for us. Our technology investments have been profitable, with the standout being Zytec Corporation, whose stock price tripled and was recently purchased by a leading industry competitor at a substantial premium.

Standouts among our real estate holdings include companies specializing in owning office properties, such as Beacon Properties -- whose stock price rose sharply when Sam Zell's Equity Office Properties announced an intention to purchase the company -- and Reckson Associates (3.1 percent and 2.6 percent of total net assets, respectively). CB Commercial and LaSalle Partners, both real estate management and brokerage firms (3.4 percent and 1.9 percent of total net assets), also fared well.

On the insurance side, Twentieth Century Industries, MeadowBrook Insurance and Mutual Risk Associates (3.4 percent, 2.4 percent and 1.6 percent of total net assets, respectively) finished the reporting period with solid gains.

Q: THE FINANCIAL SERVICES SECTOR AS A WHOLE DID WELL IN THE LAST 12 MONTHS. WHAT'S DRIVING THAT RALLY IN THE REAL ESTATE SEGMENT?

A: Positive supply-demand dynamics has led to rising rents in the commercial real estate sector -- we think the glut in commercial buildings left over from the late 1980s has finally worked itself out. In addition, there has been a shift from direct investment in real estate properties by pension funds and other institutional investors to indirect investment through owning shares of publicly owned REITs. This has led to an increased demand for shares of REITs.

We're very focused in the office real estate sector, where we believe supply-demand dynamics are better than they are in most other real estate sectors. Two of our REITs, Reckson Associates and Speiker Properties, are both entrepreneurially managed companies that focus on office properties in specific geographic markets. Given that market dynamics can differ greatly in each geographic market, we believe this local market knowledge provides a competitive advantage for these companies and often can lead to better opportunities and decision making.

Q: WHAT TYPE OF INVESTMENT IDEAS ARE YOU PURSUING NOW?

A: We're sticking to our knitting: investing in entrepreneurially managed companies with attractive growth businesses trading at reasonable valuation levels. We've made recent purchases in energy stocks, where valuations have come down to more attractive levels. Despite some turbulence in the early part of the Fund's fiscal year, the sector has begun to experience some seasonal strength, as typically happens going into winter, and has performed well recently. With purchases in exploration and production companies like Renaissance Energy and Meridian Resources (1.7 percent and 1.8 percent of total net assets, respectively), we've expanded our exposure to energy from as low as 5.9 percent of total net assets in June to 12.4 percent on Sept. 30, 1997.

Other recent purchases include CMP Media, a leading publisher of technology trade periodicals; NuSkin Asia, a direct marketer and distributor of consumer products focused on the Asian markets; and SPSS, a statistical software company (1.9 percent, 1.5 percent, 1.6 percent of total net assets, respectively).

Q: WHAT'S YOUR OUTLOOK?

A: Despite the rally in the small-cap sector, valuations still seem attractive especially relative to large-cap stocks. Between small-cap and large-cap stocks, we've seen only a small tightening in the divergence of valuation levels relative to growth rates.

On a final note, after repeatedly telling our investors about the attractiveness of small-cap stocks in our recent quarterly shareholder reports, we're encouraged that the sector, beginning in May, has finally begun to outperform large-cap stocks. Studies performed by the Center for Research in Security Prices (CRISP) show that periods of small-cap sector outperformance historically have lasted several years on average. This, coupled with the current attractive growth outlook and valuation characteristics of the small-cap sector, supports our belief that the recovery in small-cap stocks may continue for some time.

The adviser currently limits expenses on class K shares to 1.5 percent of average net assets, subject to termination on 30 days' notice to the Fund. Absent this limit, total return would be less.

Historical performance for class K shares for the period prior to Feb. 14, 1997, is based on the performance of SR&F Special Portfolio, restated to reflect the 12b-1 fees and any other expenses applicable to that class, without giving any effect to fee waivers and assuming reinvestment of dividends and capital gains. Historical performance as restated does not represent Advisor Special Venture Fund's future performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Sept. 30, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Life of Fund is from SR&F Special Venture Portfolio's inception on Oct. 17, 1994; benchmark performance is from Oct. 31, 1994. The Russell 2000, Russell 2000 Value and Russell 2000 Growth indices are unmanaged groups of stocks that differ from the composition of any Stein Roe fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's small-cap fund peer group for the one-year and Life of Fund periods were 29.79 percent, and 24.91 percent, respectively.

Holdings are disclosed as a percentage of total net assets of the SR&F Special Venture Portfolio.

SR&F SPECIAL VENTURE PORTFOLIO

Investments as of September 30, 1997
(Dollar amounts in thousands)
                                                            Number       Market
COMMON STOCKS (91.1%)                                    of Shares        Value
AUTOMOBILE RENTAL (0.1%)
*Avis Rent A Car.....................................        9,000        $ 215

AUTOMOTIVE ACCESSORIES (1.8%)
Superior Industries International, Inc...............      152,000        4,209

BROADCAST/MEDIA (5.8%)
*Central European Media Enterprises Ltd..............      224,700        6,011
*Metro Networks, Inc.................................      254,900        7,679
                                                                       --------
                                                                         13,690
BUSINESS SERVICES (12.0%)
*Alternative Resources Corporation...................      303,100        7,161
*CORESTAFF, Inc......................................       30,000          971
*Covance, Inc........................................      273,600        5,917
Danka Business Systems PLC ADRs......................       79,000        3,516
G & K Services Inc. Class A..........................       70,000        2,433
Interim Services, Inc................................      293,800        8,263
                                                                       --------
                                                                         28,261
COMPUTER SERVICES (6.0%)
*Fiserv, Inc.........................................      159,300        6,989
*American Business Information.......................      131,700        3,572
*SPSS, Inc...........................................      130,000        3,721
                                                                       --------
                                                                         14,282
CONSUMER ELECTRONICS/APPLIANCES (1.2%)
*Helen of Troy Ltd...................................      142,400        2,812

COSMETICS (1.5%)
*Nu Skin Asia........................................      180,000        3,476

DENTAL PRODUCTS (0.6%)
*National Dentex Corporation.........................       65,000        1,381

DIVERSIFIED OPERATIONS (0.7%)
Fisher Companies.....................................       14,000        1,694

DRUGS (2.4%)
*Chirex, Inc.........................................      150,000        3,825
*Ligand Pharmaceuticals..............................      120,000        1,980
                                                                       --------
                                                                          5,805
ELECTRONIC COMPONENTS (0.1%)
*Sheldahl Company....................................        5,000          108

ELECTRICAL EQUIPMENT (6.3%)
AVX Corporation......................................      248,800        8,055
*Ballantyne of Ohama, Inc............................      200,000        3,850
*Kent Electronics Corporation........................       77,200        3,049
                                                                       --------
                                                                         14,954
ELECTRICAL POWER GENERATION (1.0%)
AES Corporation......................................       52,000        2,275

FINANCIAL SERVICES (0.6%)
Investors Financial Services.........................       35,000        1,444

4

                                                            Number       Market
                                                         of Shares        Value
FOOD DISTRIBUTOR (1.2%)
Richfood Holdings, Inc...............................      115,000      $ 2,983

HEALTH SERVICES & EQUIPMENT (4.4%)
*Urologix, Inc.......................................      184,800        4,389
*Uroquest Medical Corporation........................      255,200        1,467
*Xomed Surgical Products, Inc........................      231,000        4,591
                                                                       --------
                                                                         10,447
INSURANCE (7.5%)
Meadowbrook Insurance Group, Inc.....................      233,700        5,653
Mutual Risk Management Ltd...........................       75,433        3,832
20th Century Industries, Inc.........................      312,800        8,113
                                                                       --------
                                                                         17,598
OIL/GAS (11.5%)
*Barrett Resources Corp..............................      151,300        5,891
*Renaissance Energy Ltd..............................      160,000        3,992
Cross Timbers Oil Company............................      227,700        5,550
Devon Energy Corporation.............................       81,200        3,573
*Hanover Compressor..................................      154,000        3,773
*Meridian Resource Corporation.......................      324,800        4,283
                                                                       --------
                                                                         27,062
OPTICAL SUPPLIES (2.0%)
*Sola International, Inc.............................      137,000        4,701

PUBLISHING (1.9%)
*CMP Media...........................................      180,900        4,523

REAL ESTATE DEVELOPMENT/MANAGEMENT (14.7%)
Beacon Properties Corporation........................      160,000        7,331
*CB Commercial Real Estate Services Group, Inc.......      252,300        8,073
*LaSalle Partners....................................      129,700        4,540
Reckson Associates Realty Corporation................      233,900        6,227
*Security Capital Group..............................      115,400        3,967
Spieker Properties, Inc..............................      110,000        4,462
                                                                       --------
                                                                         34,600
RETAIL (3.3%)
*Moovies, Inc........................................       60,000          146
*Video Update, Inc...................................      694,200        2,559
*Whole Foods Market, Inc.............................      129,000        4,983
                                                                       --------
                                                                          7,688
SPECIALTY CHEMICALS (2.1%)
ChemFirst, Inc.......................................      200,500        5,038

TELECOMMUNICATIONS (1.0%)
*Western Wireless Corporation........................      127,700        2,394

WHOLESALE DISTRIBUTION (1.4%)
*Henry Schein, Inc...................................       92,500        3,307
                                                                       --------
TOTAL COMMON STOCKS (Cost $172,619)...............................      214,947

5

                                                         Principal       Market
                                                            Amount        Value
SHORT-TERM OBLIGATIONS (8.5%)
Associates Corporation of North America 6.400% 10/01/97    $ 9,770     $  9,770
Goldman Sachs Group 5.750% 10/02/97..................        8,000        7,999
UBS Finance 6.350% 10/01/97..........................        2,367        2,367
                                                                       --------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $20,136)..........................................       20,136

TOTAL INVESTMENTS (99.6%)
(Cost $192,755)...................................................      235,083
OTHER ASSETS, LESS LIABILITIES (0.4%).............................          958
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $236,041
                                                                       ========

* Non-income producing.

See accompanying notes to financial statements.

6

STEIN ROE ADVISOR SPECIAL VENTURE FUND

BALANCE SHEET
SEPTEMBER 30, 1997
(All amounts in thousands, except per-share data)
ASSETS
Investment in SR&F Special Venture Portfolio, at value                    $ 119
Cash                                                                         17
Other assets                                                                 16
                                                                         ------
     Total Assets                                                        $  152
                                                                         ======
LIABILITIES
Payable to investment adviser and transfer agent                         $   20
Other liabilities                                                            14
                                                                         ------
     Total Liabilities                                                       34
                                                                         ------
CAPITAL
Paid-in capital                                                             100
Net unrealized appreciation of investments                                   22
Accumulated undistributed net realized losses on investment                  (4)
                                                                         ------
     TOTAL CAPITAL (NET ASSETS)                                             118
                                                                         ------
     TOTAL LIABILITIES AND CAPITAL                                       $  152
                                                                         ======
SHARES OUTSTANDING (UNLIMITED NUMBER AUTHORIZED)                             10
                                                                         ======
NET ASSET VALUE (CAPITAL) PER SHARE                                      $11.84
                                                                         ======

See accompanying notes to financial statements

7

STEIN ROE ADVISOR SPECIAL VENTURE FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (a)
(All amounts in thousands)
INVESTMENT INCOME
Dividends and interest allocated from SR&F Special Venture Portfolio       $  1
                                                                           ----
EXPENSES
Amortization of organization expenses                                        20
Accounting fees                                                              15
Audit and legal fees                                                         11
Trustees fees                                                                 4
Printing and postage                                                          3
Other                                                                         4
                                                                           ----
                                                                             57
Reimbursement of expenses by investment adviser                             (56)
                                                                           ----
     Total Expenses                                                           1
                                                                           ----
     Net Investment Loss                                                     --
                                                                           ----

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments allocated from SR&F Special
     Venture Portfolio                                                       (4)
Net change in unrealized appreciation or depreciation of investments         22
                                                                           ----
     Net Gains on Investments                                                18
                                                                           ----
     Net Increase in Net Assets Resulting from Operations                  $ 18
                                                                           ====


(a) From commencement of operations on February 14, 1997.

See accompanying notes to financial statements.

8

STEIN ROE ADVISOR SPECIAL VENTURE FUND

STATMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (a)
(All amounts in thousands)
OPERATIONS
Net investment loss                                                        $ --
Net realized losses on investments                                           (4)
Net change in unrealized appreciation or depreciation of investments         22
                                                                           ----
     Net Increase in Net Assets Resulting from Operations                    18
                                                                           ----
SHARE TRANSACTIONS
Subscriptions to fund shares (10 shares)                                    100
                                                                           ----
     Net Increase from Share Transactions                                   100
                                                                           ----
     Net Increase in Net Assets                                             118

TOTAL NET ASSETS
Beginning of Period                                                          --
                                                                           ----
End of Period                                                              $118
                                                                           ====

(a) From commencement of operations on February 14, 1997.

See accompanying notes to financial statements.

9

SR&F SPECIAL VENTURE PORTFOLIO

BALANCE SHEET
SEPTEMBER 30, 1997
(All amounts in thousands)
ASSETS
Investments, at market value                                            $235,083
Receivable for investments sold                                            1,723
Dividends receivable                                                          70
Cash                                                                           5
Other assets                                                                   3
                                                                        --------
     Total Assets                                                        236,884
                                                                        --------
LIABILITIES
Payable for investments purchased                                            665
Payable to investment adviser                                                152
Other liabilities                                                             26
                                                                        --------
     Total Liabilities                                                       843
                                                                        --------
Net Assets Applicable to Investors' Beneficial Interest                 $236,041
                                                                        ========

See accompanying notes to financial statements.

10

SR&F SPECIAL VENTURE PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (a)
(All amounts in thousands)
INVESTMENT INCOME
Dividends                                                                $   814
Interest                                                                     601
                                                                         -------
      Total Investment Income                                              1,415
                                                                         -------
EXPENSES
Management fees                                                              943
Accounting fees                                                               19
Custodian fees                                                                19
Audit and legal fees                                                          18
Trustees fees                                                                 11
Other                                                                         18
                                                                         -------
     Total Expenses                                                        1,028
                                                                         -------
     Net Investment Income                                                   387
                                                                         -------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investments                                          7,866
Net change in unrealized appreciation or depreciation
       of investments                                                     27,038
                                                                         -------
Net Gains on Investments                                                  34,904
                                                                         -------
Net Increase in Net Assets Resulting from Operations                     $35,291
                                                                         =======

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

11

SR&F SPECIAL VENTURE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (a)
(All amounts in thousands)
OPERATIONS
Net investment income                                                 $     387
Net realized gains on investments                                         7,866
Net change in unrealized appreciation or depreciation
        of investments                                                   27,038
                                                                      ---------
        Net Increase in Net Assets Resulting
             from Operations                                             35,291
                                                                      ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST

Contributions                                                           218,483
Withdrawals                                                             (17,733)
                                                                      ---------
     Net Increase from Transactions in Investors'
         Beneficial Interest                                            200,750
                                                                      ---------
     Net Increase in Net Assets                                         236,041

TOTAL NET ASSETS
Beginning of Period                                                          --
                                                                      ---------
End of Period                                                         $ 236,041
                                                                      =========

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

12

NOTES TO FINANCIAL STATEMENTS


NOTE 1.  ORGANIZATION OF THE SR&F SPECIAL VENTURE PORTFOLIO

The SR&F Special Venture Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio. The Portfolio commenced operations on February 3, 1997. At commencement, the Stein Roe Special Venture Fund contributed $160,940 in securities and other assets. On February 14, 1997, Stein Roe Advisor Special Venture Fund contributed cash of $100.
     The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At September 30, 1997, Stein Roe Special Venture Fund and Stein Roe Advisor Special Venture Fund owned 99.95 percent and .05 percent, respectively.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of Stein Roe Advisor Special Venture Fund (the "Fund"), a series of the Stein Roe Advisor Trust (a Massachusetts business trust) and the Portfolio. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATIONS
All securities are valued as of September 30, 1997. Securities are valued, depending on the security involved, at the last reported sales price, last bid or asked price, or the mean between last bid and asked price as of the close of the appropriate exchange or other designated time. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Other assets and securities of the Portfolio are valued by a method that the Board of Trustees believes represents a fair value.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on respective percentages of ownership.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The Fund intends to utilize provisions of the federal income tax laws that allow it to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1997, the Fund had a capital loss carryforward of $3 which expires in 2005.

DISTRIBUTION TO SHAREHOLDERS
The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains. Permanent differences are reclassified to the appropriate capital account.

OTHER INFORMATION
Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.
     Realized gains or losses from sales of securities are determined on the specific identified cost basis.
     All amounts, except per-share amounts, are shown in thousands.


NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The management fee for the Portfolio is computed at an annual rate of .75 of 1 percent of average daily net assets. The administrative fees for the Fund are computed at an annual rate of .15 of 1 percent of average daily net assets.
     The administrative agreement for the Fund provides that the Adviser will reimburse the Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, the Adviser has agreed to reimburse the Fund to the extent that expenses exceed 1.50 percent of average daily net assets. This expense limitation expires on January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

     The transfer agent fees were paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI entered into an agreement with Colonial Investors Service Center, Inc. (CISC), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Fund. Effective October 15, 1997, CISC replaced SSI as transfer agent for the Fund.
     The Adviser also provides certain fund accounting services. For the period ended September 30, 1997, the Fund and Portfolio incurred charges of $15 and $19, respectively.
     Certain officers and trustees of the Trusts are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund and Portfolio for the period ended September 30, 1997, was $4 and $11, respectively. No remuneration was paid to any other trustee or officer of the Trusts.


NOTE 4. SHORT-TERM DEBT

To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the period ended September 30, 1997.


NOTE 5. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales for the Portfolio (other than short-term obligations) for the period ended September 30, 1997, were $128,841 and $101,744, respectively.
     At September 30, 1997, the cost of investments in the Portfolio for federal income tax purposes and for financial reporting were $193,371 and $192,755, respectively. Unrealized appreciation and depreciation on a tax basis were $43,593 and $1,881, respectively.

NOTE 6. DISTRIBUTION AND SERVICE PLANS


The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
     Annual fees under the Plans of up to .25 percent are computed annually as a percentage of average daily net assets.

FINANCIAL HIGHLIGHTS

STEIN ROE ADVISOR SPECIAL VENTURE FUND

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.
                                                                     Period
                                                                      Ended
                                                              September 30,
                                                                   1997 (a)
Net Asset Value, Beginning of Period                                $ 10.00
                                                                    -------
Income From Investment Operations
        Net investment loss                                           (0.03)
        Net realized and unrealized gains on investments               1.87
                                                                    -------
                Total from investment operations                       1.84
                                                                    -------
Net Asset Value, End of Period                                      $ 11.84
                                                                    ========
Ratio of net expenses to average net assets (b)                        1.50%*
Ratio of net investment income to average net assets (c)              (0.42%)*
Total return                                                          18.40%
Net assets, end of period                                           $   118

* Annualized
(a) From commencement of operations on February 14, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 88.96 percent for the period ended September 30, 1997.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.

See accompanying notes to financial statements.

16

FINANCIAL HIGHLIGHTS

SR&F SPECIAL VENTURE PORTFOLIO
                                                                       Period
                                                                        Ended
                                                                September 30,
                                                                     1997 (a)
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets                   0.31%*
Ratio of net expenses to average net assets                            0.82%*
Portfolio turnover rate                                                  58%
Average commissions (per share)                                 $    0.0456

*  Annualized
(a) From commencement of operations on February 3, 1997.

17

Report of Independent Public Accountants

To the Board of Trustees and Shareholders of:

Stein Roe Advisor Special Venture Fund
SR&F Special Venture Portfolio

We have audited the accompanying balance sheet of the Stein Roe Advisor Special Venture Fund and the accompanying balance sheet, including the schedule of investments, of the SR&F Special Venture Portfolio as of September 30, 1997, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's and Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for the SR&F Special Venture Portfolio included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly the financial position of the Stein Roe Advisor Special Venture Fund and the SR&F Special Venture Portfolio at September 30, 1997, the result of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP
Chicago, Illinois
November 24, 1997

Stein Roe Advisor Trust

TRUSTEES
Timothy K. Armour
President, Mutual Fund Division and Director,
   Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
   United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General Counsel,
   Sara Lee Corporation
Francis W. Morley
Chairman, Employer Plan Administrators and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
   University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
Colonial Investors Service Center, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants



OFFICERS
Timothy K. Armour, President
William D. Andrews, Executive Vice President
Jilaine H. Bauer, Executive Vice President, Secretary
Thomas W. Butch, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President, Chief
   Financial Officer
Bruno Bertocci, Vice President
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Philip J. Crosley, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
John S. McLandsborough, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President, Assistant Secretary
Richard B. Peterson, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

                Liberty Financial Investments, Inc., distributor
                                Member SIPC 11/97